Oppenheimer Cash Reserves
Supplement dated January 9, 2009 to the

Prospectus dated November 28, 2008

This supplement amends the Prospectus of Oppenheimer Cash Reserves (the “Fund”) dated November 28, 2008 and replaces the supplement dated December 31, 2008 and is in addition to the supplement dated December 10, 2008.

1.     In the section titled “Fees and Expenses of the Fund” on page 6, footnote 7 under the table entitled “Annual Fund Operating Expenses” is revised to read as follows:

7. “Other Expenses” include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The “Other Expenses” in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit those fees to the lesser of 0.35% of average daily net assets. That undertaking may be amended or withdrawn at any time. For the fiscal year ended July 31, 2008 the Transfer Agent fees did not exceed those expense limitations. Effective January 1, 2009 the Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

January 9, 2009                                                                                                          PS0760.032